UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2007

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue

Palo Alto, California 94304

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 16, 2007, Affymax, Inc. issued a press release announcing its plans to initiate Phase 3 clinical studies with Hematide™ in chronic renal failure patients following recent discussions with the United States Food and Drug Administration (FDA) on the design of the Phase 3 clinical trial program.  A press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)                     Exhibits:

Exhibit No.	Description

99.1	Press Release entitled “Affymax® Announces Phase 3 Development Plan for Hematide,” dated July 16, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: July 16, 2007	By:	/s/ Paul B. Cleveland
Paul B. Cleveland
Executive Vice President,
Corporate Development
and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Affymax® Announces Phase 3 Development Plan for Hematide,” dated July 16, 2007.